AGREEMENT OF PURCHASE AND SALE OF STOCK

This Agreement is made as of October 30, 1995, among AMKO USA, Inc. (Buyer), a Colorado corporation, which is an affiliate of AMKO International B.V., which has its principal office at Postbus 10, 5330 AA Kerkdriel, Kerkstraat 108, 5331 CJ Kerkdriel, The Netherlands, National Capital Management Corporation (Shareholder), having its principal office at 50 California St., San Francisco, California, and Jensen Corporation (Corporation), a Delaware Corporation, having its principal office at 2775 Northwest 63rd Court, Fort Lauderdale, FL. 33309. Shareholder and Corporation are collectively referred to in this Agreement as Selling Parties.

Shareholder represents that it owns all the outstanding stock of Corporation. Buyer desires to purchase from Shareholder and Shareholder desires to sell to Buyer all the outstanding stock of Corporation (the Shares); Corporation desires that this transaction be consummated. In consideration of the mutual covenants, agreements, representations, and warranties contained in this Agreement, the parties agree as follows:

                                ARTICLE ONE

                        PURCHASE AND SALE OF SHARES

1. Subject to the terms and conditions set forth in this Agreement, on the Closing Date, Shareholder will transfer and convey the Shares to Buyer, and Buyer will acquire the Shares from Shareholder.

2.   Buyer shall pay $1,726,000 to Shareholder for the Shares, as follows:

     a.   $150,000 as a downpayment, the receipt of which is acknowledged;

     b. $265,000 in the form of a bank cashier's check payable to the order of Shareholder or by a bank wire transfer of funds to Shareholder's account; and

     c. $1,311,000 in the form of a promissory note executed by Buyer in favor of Shareholder (Buyer's Note), dated as of the Closing Date. Buyer's Note shall be in the form of Exhibit 1.

3. Buyer's Note shall be secured by a pledge of the Shares and by a pledge of Corporation's accounts receivable and inventory under a security agreement in the form of Exhibit 2, which shall be executed and delivered by Buyer to Shareholder on the Closing Date. Shareholder shall be the pledge holder, and Buyer shall deliver to Shareholder on the Closing Date a

Agreement of Purchase and Sale of Stock                          Page 1 of
15

certificate or certificates representing the Shares, together with an undated assignment of the Shares executed by Buyer in blank.

4. Buyer's Note shall be guaranteed by AMKO International B.V. in the form of guaranty appearing in Exhibit 3, and Buyer shall cause AMKO International B.V. to execute the guaranty as of the Closing Date. In addition, Jan Oerlemans shall guaranty the first $585,000 of principal payments required by the Buyer's Note and Buyer shall cause Jan Oerlemans to execute the guaranty in the form of Exhibit 16 as of the Closing Date. AMKO International B.V. shall also guaranty the first $765,000 of principal payments required by the $337,650 note and the $765,000 note, both payable by Corporation and described in paragraphs 6 and 7 below. Buyer shall cause AMKO International B.V. to execute the guaranty in the form of Exhibit 15 as of the Closing Date.

5. If this Agreement is not consummated, Shareholder shall, 12 months after the execution of this Agreement, repay the amount of the downpayment plus interest at the annual rate of Bank of America's prime rate plus two. Shareholder shall pledge the stock of Corporation to secure Shareholder's obligation to repay the downpayment. Shareholder shall execute a promissory note in favor of Buyer in the form of Exhibit 4 and a security agreement in the form of Exhibit 5. Buyer shall be the pledge holder, and Shareholder shall deliver to Buyer upon execution of this Agreement a certificate representing the. Shares, together with an undated assignment of the Shares executed by Shareholder in blank.

6. At the Closing, on one business day notice from Buyer, Shareholder agrees to loan a maximum of $765,000 to Corporation. Any such loan shall be repaid plus annual interest at the rate of 10%. Interest shall accrue between November 1, 1995 and March 31, 1996 and shall be paid on February 1, 1998. Principal payments of $25,000 plus accrued interest will be required monthly between May 1, 1996 and April 1, 1997. Principal payments of $50,000 plus accrued interest will be required monthly between May 1, 1997 and January T, 1998. All unpaid principal and interest will be due on February 1, 1998. All advances made to Corporation by Shareholder subsequent to September 1, 1995 shall be considered part of the obligation to lend $765,000. Exhibit 6 is a list of all such advances as of the Closing. Corporation shall execute a promissory note in the form of
Exhibit 7 evidencing the loan and the note shall be amended as additional advances are made. The note shall be secured by Corporation's inventory and accounts receivable and Corporation shall execute a security agreement in the form of Exhibit 8.

7. The parties agree that the Buyer will acquire ownership of the Corporation, including all of its assets and liabilities, with the exception of the assets and liabilities of the

Agreement of Purchase and Sale of Stock                          Page 2 of
15

Corporation's "compactor division." Prior to the closing Shareholder will forgive all accrued management fees owed by Corporation to Shareholder and any other indebtedness or obligation owed by Corporation to Shareholder or any affiliate or subsidiary of Shareholder, except for advances made pursuant to paragraph 6 above and except for the existing intercompany loan in the amount of $337,650. The parties agree that, in addition to the advances made pursuant to paragraph 6 above, Corporation owes $337,650 to Shareholder. Buyer will cause Corporation to pay this obligation to Shareholder plus interest at the annual rate of Bank of America's prime rate plus 2%. Interest shall accrue between November 1, 1995 and March 31, 1996 and shall be paid on May 1, 1997. Beginning on May 1, 1996 and continuing through April 1, 1997, monthly payments of $25,000 plus accrued interest shall be paid. All unpaid principal and interest shall be due on May 1, 1997. This obligation is evidenced by a promissory note, which is attached as Exhibit 9 and which is secured by the inventory and receivables of Corporation and the Shares pursuant to the security agreement attached as Exhibit i0. Buyer and Corporation agree that Corporation shall not make any payments or distributions to Buyer, AMKO International B.V. or any affiliate of Buyer or AMKO International B.V. until the $337,650 note referred to in this paragraph and the $765,000 note referred to in paragraph 6 have been paid in full. The preceding sentence shall not restrict Corporation from purchasing, for fair and reasonable value, goods and services in the ordinary course of business.

                                ARTICLE TWO

                      REPRESENTATIONS AND WARRANTIES
                            OF SELLING PARTIES

8.   Selling Parties, jointly and severally, represent and warrant that:

     a. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, is in good standing under the laws of Florida and all other jurisdictions in which it conducts business, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it;

     b. The authorized capital stock of Corporation consists of 1500 shares of no par common stock, of which 900 shares (the Shares) are outstanding. All the Shares are validly issued, fully paid, and nonassessable, and such shares have been so issued in full compliance with all federal and state securities laws. There are no outstanding subscriptions, options, rights,. warrants, convertible securities, or other agreements or

Agreement of Purchase and Sale of Stock                          Page 3 of
15

commitments obligating Corporation to issue or to transfer from treasury any additional shares of its capital stock of any class;

     c. Shareholder is the owner, beneficially and of record, of all the Shares free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions. Shareholder has full power to transfer the Shares to Buyer without obtaining the consent or approval of any other person or governmental authority. Immediately after the Closing, Buyer shall have good and marketable title to the Shares, free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions, other than as contemplated by this Agreement.

9. Since January 1, 1995 with respect to subparagraphs a through i and since July 1, 1995 with respect to subparagraphs j through p, there has not been any:

     a. Transaction by Corporation except in the ordinary course of business as conducted on that date;

     b. Destruction, damage to, or loss of any asset of Corporation (whether or not covered by insurance) that materially and adversely affects the financial condition, business, or prospects of Corporation;

     c.   Revaluation by Corporation of any of its assets;

     d. Declaration, setting aside, or payment of a dividend or other distribution in respect to the capital stock of Corporation, or any direct or indirect redemption, purchase, or other acquisition by Corporation of any of its shares of capital stock, excluding payment of intercompany debt;

     e. Sale or transfer of any asset of Corporation, except in the ordinary course of business;

     f. Loan by Corporation to any person or entity, or guaranty by Corporation of any loan;

     g. Mortgage, pledge, or other encumbrance of any asset of Corporation other than as provided in this Agreement and other than Corporation's computer lease with Barnett Bank;

     h. Waiver or release of any right or claim of corporation, except in the ordinary course of business;

     i. Issuance or sale by Corporation of any shares of its capital stock of any class, or of any other of its securities;

Agreement of Purchase and Sale of Stock                          Page 4 of
15

     j. Commencement or notice or threat of commencement of any governmental proceeding against or investigation of Corporation or its affairs;

     k. To the best of Shareholder's knowledge, the books and records of Corporation contain a complete and accurate description, and specify the location of all tangible personal property owned by, in the possession of, or used by Corporation in connection with its business, work in process, and finished goods;

     l. Corporation has good and marketable title to all its assets and interests in assets, whether real, personal, mixed, tangible, or intangible, which constitute all the assets and interests in assets that are used in the business of Corporation. All these assets are free and clear of restrictions on or conditions to transfer or assignment, and free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions, except for (1) the lien of current real estate taxes not yet due and payable; (2) possible minor matters that, in the aggregate, are not substantial in amount and do not materially detract from or interfere with the present or intended use of any of these assets or materially impair business operations; (3) those pledges provided in this Agreement; and (4) Corporation's computer lease with Barnett Bank. All real property and tangible personal property of Corporation is in good operating condition and repair, ordinary wear and tear excepted. Corporation is in possession of all premises leased to it from others;

     m. To the best of Shareholder's knowledge and after due inquiry, except as disclosed in Exhibit 11, Corporation has not received notice of any violation of any applicable federal, state, or local statute, law, or regulation (including, without limitation, any applicable building, zoning, environmental protection, or other law, ordinance, or regulation) affecting its properties or the operation of its business;

     n. The consummation of the transactions contemplated by this Agreement will not result in or constitute any of the following: (1) a breach of' any term or provision of this Agreement; (2) a default or an event that, with notice or lapse of time or both, would be a default, breach, or violation of the articles of incorporation-or bylaws of Corporation or Shareholder or any lease, license, promissory note conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which Corporation or Shareholder is a party or by which it or its property is bound; (3) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Corporation or Shareholder;

Agreement of Purchase and Sale of Stock                          Page 5 of
15

or  (4) the     creation or imposition of any lien, charge, or encumbrance on any of the properties of Corporation or Shareholder;

     o.   Other event of any type caused or known to either of the Selling
Parties  adversely  affecting  in  a  material  respect  the  results   of
operations of the business or financial condition of the Corporation;

     p. Addition to, or deletion from, the assets reflected on the Corporation's financial statements, except those occurring in the ordinary course of business.

10. Selling Parties have the right, power, legal capacity, and authority to enter into, and perform their respective obligations under, this Agreement; and no approvals or consents of any persons other than Selling Parties are necessary in connection with it. The execution and delivery of this Agreement by 'Corporation has been duly authorized by all necessary corporate action.

11. Selling Parties will furnish to Buyer for its examination (1) copies of the articles of incorporation and bylaws of Corporation; (2) the minute books of Corporation containing all records required to be set forth of all proceedings, consents, actions, and meetings of the shareholders and boards of directors of Corporation; (3) the stock transfer books of Corporation setting forth all transfers of any capital stock; (4) Shareholder's consolidated and consolidating balance sheet as of December 31, 1994 and 1993 and consolidated and consolidating statements of operations, shareholders' equity, and cash flows for each of the two years in the period ended December
31, 1994, all consolidated statements as audited and certified by Ernst & Young LLP; and (5) Corporation's unaudited balance sheet and income statement as of December 31, 1994 and June 30, 1995.

12. To the best of Shareholder's knowledge, none of the representations and warranties made by Shareholder, or made in any certificate or memorandum furnished or to be furnished by it, contains or will contain any untrue statement of a material fact, or omits to state any material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

13. There is no litigation, arbitration, governmental investigation or proceeding pending against the Corporation, its properties, or business, except as disclosed in Exhibit 12. To the best of the Selling Parties' knowledge and excluding claims made by vendors, other than written claims made by attorneys for vendors, which have not been paid promptly by Corporation, there is no litigation, arbitration, governmental investigation, or proceeding threatened against or relating to the corporation, its

Agreement of Purchase and Sale of Stock                          Page 6 of
15

properties or business. The Corporation is not subject to, nor in default of, any order or award of any court, arbiter or governmental body, domestic or foreign.

14. The Corporation does not have any deferred compensation, profit sharing or retirement arrangements, either legally binding or not, relating to the employees of the Corporation, nor is it presently paying any pension, deferred compensation or retirement allowance to any employee of the Corporation.

15.  The Corporation has not entered into any employment contracts.

16. The Corporation has not registered, is not the owner of and has not been granted a license or right to use any Intellectual Property except as disclosed in Exhibit 13. The term "Intellectual Property" shall mean all patents, trademarks, service marks, registered designs, copyrights, trade and business names, fictitious names, inventions, discoveries, improvements, designs, techniques, computer programs, other confidential processes and know-how and any licenses relating to the same (and any applications for any or all of the above), which belong to the Corporation. In addition, the Corporation has not infringed or violated in any way any Intellectual Property right of others, and the Corporation has not received any notice, except as disclosed in Exhibit 14, of any claim or protest respecting any such violation or infringement.

17. To the best of Shareholder's knowledge after due inquiry, and except as disclosed on Exhibits 11, 12, and 14, no claims. have been asserted to either of the Selling Parties regarding the Corporation with respect to any express or implied representation, warranty, agreement or guaranty made or imposed or asserted to be imposed by operation of law in connection with the Corporation, nor have any customers, employees or other persons made any claim relating to any personal injury or damage or loss to property caused by an employee or customer of. the Corporation or the Corporation itself.

18. No insolvency proceedings, including bankruptcy, receivership, reorganization, merger, consolidation, composition or arrangement with creditors are pending or threatened against, or contemplated by the Corporation.

19. The Corporation has filed all federal, state and local tax returns required to be filed in connection with its business and has timely paid all taxes shown to be due on such returns as well as all other taxes, assessments, governmental charges, penalties, fines and interest which have become due.

Agreement of Purchase and Sale of Stock                          Page 7 of
15

20. To the best of Shareholder's knowledge after due inquiry, the Corporation has all licenses, permits, bonds and insurance necessary to operate its business.

21.  The Corporation has no subsidiaries.

22. None of the Corporation's employees are members of any union nor has any union approached any of its employees. In addition, the Corporation does not currently, nor has it ever, experienced any labor trouble which has had or does have any adverse effect on the financial condition or earnings of the Corporation.

23. To the best of Shareholder's knowledge, all property of the Corporation, whether owned or leased (the "Premises"), is in full compliance with all federal, state and local environmental laws and regulations, including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the Superfund Amendments and Reauthorization Act of 1986, as amended. No hazardous materials, substances, waste or other environmentally-regulated substances (including without limitation, any materials containing asbestos) are located on, in or under any of the Premises or used in connection with the Premises or the Corporation's business. Shareholder has 'fully disclosed to Buyer in Exhibit 11 the existence, extent and nature of any such hazardous material, substance, waste or other environmentally-regulated substance currently present, or which the Corporation is legally authorized and empowered to maintain, on, in or under the Premises or use in connection therewith. The Corporation has obtained and will maintain all licenses, permits and approvals required with respect thereto, and is and will remain in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals. Shareholder has provided Buyer with copies of all citations, orders, notices or other governmental or other communications received with respect to any hazardous materials, substances, waste or other environmentally-regulated substance affecting the Premises.

24. To the best of Shareholder's knowledge after due inquiry, there is no agreement pursuant to which Buyer or Corporation is required to pay any brokerage fee or commission in connection with this Agreement.

                               ARTICLE THREE

                  BUYER'S REPRESENTATIONS AND WARRANTIES

25.  Buyer represents and warrants that:

     a. Buyer is a corporation duly organized, existing, and in good standing under the laws of the State of Colorado. The

Agreement of Purchase and Sale of Stock                          Page 8 of
15

execution and delivery of this Agreement and the consummation of this transaction by Buyer have been duly authorized, and no further corporate authorization is necessary on the part of Buyer.

     b. No consent, approval, or authorization of, or declaration, filing, or registration with, any governmental or regulatory authority is required to be made or obtained by Buyer in connection with the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated by this Agreement.

                               ARTICLE FOUR

                SELLING PARTIES' OBLIGATIONS BEFORE CLOSING

26. Selling Parties covenant that from the date of this Agreement until the Closing:

     a. Buyer and its counsel, accountants, and other representatives shall have full access during normal business hours to all employees, equipment, inventory, properties, books, accounts, records, contracts, and documents of or relating to Corporation. Selling Parties shall timely furnish or cause to be timely furnished to Buyer and its representatives all data and information concerning the business, finances, and properties of Corporation that may reasonably be requested.

     b. Corporation will carry on its business and activities diligently and in substantially the same manner as it previously has been carried out and shall not make or institute any unusual or novel methods of manufacture, purchase, sale, lease, management; accounting, or operation that vary materially from those methods used by Corporation as of the date of this Agreement.

     c. To the best of Selling Parties' knowledge, all representations and warranties of Selling Parties set forth in this Agreement will also be true and correct as of the Closing Date as if made on that date, except to the extent that any of them may become untrue because of events beyond the control of Selling Parties, who are unable to make them true as of the Closing Date despite their reasonable efforts to do so. In any such event, the Selling Parties shall immediately notify Buyer in writing, providing reasonable details of the event.

                               ARTICLE FIVE

                CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

27. The obligations of Buyer to purchase the Shares under this Agreement are subject to the satisfaction, at or before the

Agreement of Purchase and Sale of Stock                          Page 9 of
15

Closing, of all the conditions set out below in this paragraph. Buyer may waive any or all of these conditions in whole or in part without prior notice.

28. Except as otherwise permitted by this Agreement, all representations and warranties by each of the Selling Parties in this Agreement, or in any written statement that shall be delivered to Buyer by any of them under this Agreement, shall be true on and as of the Closing Date as though made at that time.

29. Selling Parties shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them, or any of them, on or before the Closing Date.

                                ARTICLE SIX

             CONDITIONS PRECEDENT TO SHAREHOLDER'S PERFORMANCE

30. The obligations of Shareholder to sell and transfer the Shares under this Agreement are subject to the satisfaction, at or before the Closing, of all the following conditions. Shareholder may waive any or all of these conditions in whole or in part without prior notice.

31. All representations and warranties by Buyer contained in this Agreement or in any written statement delivered by Buyer under this Agreement shall be true on and as of the Closing Date as though such representations and warranties were made on and as of that date.

32. Buyer shall have performed and complied with all covenants and agreements and satisfied all conditions that it is required by this Agreement to perform, comply with, or satisfy before or at the Closing.

                               ARTICLE SEVEN

                                THE CLOSING

33. The transfer of the Shares by Shareholder to Buyer (the Closing) shall take place at the offices of Steven C. Elkin, Tripp, Scott, Conklin & Smith, 110 S.E. 6th St., Fort Lauderdale, FL., 33301 at 10 a.m. local time, on November 3, 1995, or at such other time and place as the parties may agree to in writing (the Closing Date).

34. At the Closing, Shareholder shall deliver to Buyer the following instruments, in form and substance satisfactory to Buyer:

Agreement of Purchase and Sale of Stock                           Page  10
of 15

     a.     A   certificate  or  certificates  representing  the   Shares,
registered in the name of Shareholder, duly endorsed by Shareholder for transfer or accompanied by an assignment of the Shares duly executed by Shareholder, with signatures guaranteed by a member of the New York Stock Exchange or by a bank or trust company. On submission of that certificate or certificates to Corporation for transfer, Corporation shall issue to Buyer a certificate representing the Shares, registered in the Buyer's name;

     b. The Corporation's corporate minute book, corporate seal, articles of incorporation, bylaws, stock ledger, stock certificates (both canceled and unissued), minutes of meetings of shareholders, board of directors and committees of directors.

     c. A resolution of Shareholder and the board of directors of Shareholder approving this Agreement.

35. At the Closing, Buyer shall deliver to Shareholder the following instruments and documents:

     a. A bank cashier's check or bank wire transfer in the amount of $265,000;

     b. Buyer's note dated the Closing Date, in the principal amount of $1,311,000 in the form of Exhibit 1;

     c. A security agreement executed by Buyer, dated the Closing Date, in the form of Exhibit 2;

     d.    Guaranties executed by AMKO INTERNATIONAL B.V. in the  form  of
Exhibit  3 and 15 and a guaranty executed by Jan Oerlemans in the form  of
Exhibit 16;

     e. Jensen Corporation's note in the form of Exhibit 7 in the principal amount of the advances made as of the Closing as referred to in paragraph 6 above; and

     f. A security agreement executed by Jensen Corporation, dated the Closing Date, in the form of Exhibit 8.

                               ARTICLE EIGHT

                              INDEMNIFICATION

36. Shareholder shall indemnify, defend and hold harmless Buyer, its shareholders, directors, officers, employees and agents, and AMKO INTERNATIONAL B.V., its shareholders, directors, officers, employees and agents from and against any and all claims, damages, actions, demands, liability, suits, proceedings, penalties, taxes, fines, costs and expenses (including attorneys' fees for all pretrial, trial, post trial and appellate work)

Agreement of Purchase and Sale of Stock                           Page  11
of 15

relating to (i) any breach of this Agreement by any of the Selling Parties; (ii) any failure or material delay by Shareholder in advancing any funds pursuant to Shareholder's loan to the Corporation pursuant to
Section 6 of this Agreement, and (iii) any claim for any finder's fee, brokerage fee or other commission arising by reason of any services rendered with respect to this Agreement or any transactions contemplated hereby. The obligations under this section shall be joint and several between Shareholder and Corporation, except that upon closing, the obligations under this section shall be solely that of Shareholder. This section shall survive closing.

                               ARTICLE NINE

                             FORM OF AGREEMENT

37. Shareholder shall pay any and all documentary stamps and other taxes payable in connection with the promissory notes issued pursuant to this Agreement. Shareholder shall also pay all fees necessary to file any UCC financing statements and any other document perfecting its security interest. Buyer shall pay all fees necessary to file any UCC financing statements and any other document perfecting its security interest.

38. The subject headings of the paragraphs and subparagraphs of this Agreement are included for convenience only and shall not affect the construction or interpretation of any of its provisions.

39. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party taking the waiver.

40. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                ARTICLE TEN

                                  PARTIES

41. Nothing in this Agreement, whether express or implied, intended to confer any rights or remedies under or by reason

Agreement of Purchase and Sale of Stock                           Page  12
of 15

of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

42. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors, and assigns; provided, however, that Buyer may not assign any of its rights under this Agreement, except to a wholly owned subsidiary corporation of Buyer. No such assignment by Buyer to its wholly owned subsidiary shall relieve Buyer of any of its obligations or duties under this Agreement.

                              ARTICLE ELEVEN

                                 REMEDIES

43. Any dispute arising out of or relating to this Agreement, the terms or provisions hereof, any writings executed hereto, or any purported breach hereof shall be settled by arbitration in Broward County, Florida, in accordance with the commercial arbitration rules of JAMS/ENDISPUTE then in effect, and judgment on the award rendered by the arbitrator(s) selected therein may be enforced in any Florida court having jurisdiction to enforce or vacate such award. The parties agree that the matter may be resolved by one mutually agreeable arbitrator. In the event the parties are unable to agree on one arbitrator, then each party shall pick an arbitrator and they shall in turn pick a third arbitrator. The parties shall share the costs of the arbitrators.

44. Each party's obligation under this Agreement is unique. if any party should default in its obligations under this Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the nondefaulting party or parties, in addition to any other available rights or remedies, may sue in equity for specific performance, and the parties each expressly waive the defense that a remedy in damages will be adequate. Notwithstanding any breach or default by any of the parties of any of their respective representations, warranties, covenants, or agreements under this Agreement, if the purchase and sale contemplated by it shall be consummated at the Closing, each of the parties waives any rights that it or they may have to rescind this Agreement or the transaction consummated by it; provided, however, that this waiver shall not affect any other rights or remedies available to the parties under this Agreement or under the law.

Agreement of Purchase and Sale of Stock                           Page  13
of 15

45. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the parties shall pay their own attorneys' fees and other costs incurred in that action or proceeding and shall share the cost of the arbitrators.

                              ARTICLE TWELVE

                                  NOTICES

46. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or the date of receipt if sent by facsimile or overnight courier, and properly addressed as follows:

To Selling Parties at:   National Capital Management Corporation
                    50 California Street, Suite 3300
                    San Francisco, CA 94111

                    Jeff Goldstein
                    c/o Resource Holdings, Ltd.
                    520 Madison Avenue, 40th Floor
                    New York, NY 10022

To Buyer at:        AMKO USA, Inc.
                    c/o AMKO International B.V.
                    Postbus 10
                    5330 AA Kerkdriel,
                    Kerkstraat 108,
                    5331 CJ Kerkdriel
                    The Netherlands

                    Steven C. Elkin
                    Tripp, Scott, Conklin & Smith
                    110 S.E. 6th Street
                    Fort Lauderdale, FL 33301

Any party may change its address or .the person entitled to receive notice for purposes of this paragraph by giving the other parties written notice of the new address or name in the manner set forth above.

Agreement of Purchase and Sale of Stock                           Page  14
of 15

                             ARTICLE THIRTEEN

                               GOVERNING LAW

47. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Florida as applied to contracts that are executed and performed entirely in Florida.

                             ARTICLE FOURTEEN

                               SEVERABILITY

48. If any provision of this Agreement is held invalid or 'unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the parties.

                              ARTICLE FIFTEEN

                                SIGNATURES


IN WITNESS WHEREOF, the parties to this Agreement have duly executed it on the day and year first above written.

SHAREHOLDER:        NATIONAL CAPITAL MANAGEMENT CORPORATION
                    A Delaware Corporation

                    By /s/ Herbert J. Jaffe
                    Its President

BUYER:              AMKO USA, Inc.
                    A Colorado Corporation

                    By /s/ Jan Oerlemans
                    Its Chairman of the Board

CORPORATION:        JENSEN CORPORATION
                    A Delaware Corporation

                    By /s/ Howard Eglowstein
                    Its President

Agreement of Purchase and Sale of Stock                           Page  15
of 15